UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2023

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Iconic Offices, The Greenway, Block C Ardilaun Court, 112 - 114 St Stephens Green, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive one (1) Ordinary Share of Amarin Corporation plc	AMRN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Adjournment of Annual General Meeting

On June 21, 2023, Amarin Corporation plc (the “Company”) convened and then determined to adjourn its 2023 Annual General Meeting of Shareholders (the “Annual General Meeting”). At the Annual General Meeting, there were present or represented by proxy an insufficient number of shares of the Company’s outstanding shares of voting stock to constitute a quorum for the purposes of the marketplace rules of the Nasdaq Stock Market. The Chairman of the meeting adjourned the Annual General Meeting with the consent of the shareholders present at the meeting (in person or by proxy or corporate representative), such consent having been given by way of an ordinary resolution, without opening the polls on the matters that were scheduled to be submitted to a vote of the Company’s shareholders.

The Annual General Meeting is adjourned until July 21, 2023 at 9:00 a.m., local time. At that time, the Annual General Meeting will be reconvened to vote on the proposals described in the definitive proxy statement filed with the Securities and Exchange Commission on May 26, 2023.

The Annual General Meeting will continue to be held in person at the Dublin offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. The close of business on May 8, 2023 will continue to be the record date for the determination of shareholders of the Company entitled to vote at the Annual General Meeting. Shareholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. No changes have been made to the proposals to be voted on by stockholders at the Annual General Meeting. Any shareholders who have not yet voted and wish to do so, or who have submitted their proxy or otherwise voted and wish to change their vote should do so by the deadlines set out below. Instructions from holders of the Company’s American Depository Shares (“ADSs”) must be sent to Citibank, N.A. as the depositary of the ADSs so that the instructions are received by no later than 10:00 a.m. New York time on July 17, 2023. To be valid, the form of proxy provided to holders of ordinary shares must be signed and dated and lodged at the Company’s registrars as instructed on the form of proxy, so as to be received by 9:00 a.m. on July 19, 2023 (local time) at the offices of the Company’s registrars, Equiniti Limited of Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, England.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023	Amarin Corporation plc

	By:	/s/ Tom Reilly
Name: Tom Reilly
Title: Chief Financial Officer